LADD FURNITURE, INC. AND SUBSIDIARIES--SUPPLEMENTAL FINANCIAL DATA
February 10, 1998   CONTACT: John J. Ong, CFA   (336) 315-4049

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                              Quarters               Years
                                                                Ended                Ended
                                                  ------------------------------------------
IN THOUSANDS, EXCEPT PER SHARE DATA               12/28/96     1/3/98    12/28/96    1/3/98
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
Net sales                                         $118,267    146,625    $497,457    525,500
Cost of sales                                       95,955    119,429     411,582    429,050
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     Gross profit                                   22,312     27,196      85,875     96,450
Selling, general and administrative expenses        16,613     20,328      74,363     74,235
Restructuring expense                                 (547)        --       3,431         --
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     Operating income                                6,246      6,868       8,081     22,215
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Other deductions:
     Interest expense                                3,169      2,817      12,069     11,242
     Other, net                                        141        276         399        792
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                                                     3,310      3,093      12,468     12,034
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     Earnings (loss) before income taxes             2,936      3,775      (4,387)    10,181
Income tax expense (benefit)                         1,343      1,371      (1,952)     3,869
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Net earnings (loss)                               $  1,593      2,404    $ (2,435)     6,312
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Net earnings (loss) per common share              $   0.21       0.31    $  (0.32)      0.81
Net earnings (loss) per common share - diluted    $   0.20       0.31    $  (0.32)      0.81
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Weighted average number of common
     shares outstanding                              7,720      7,760       7,722      7,744
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

CONDENSED CONSOLIDATED BALANCE SHEETS

DOLLAR AMOUNTS IN THOUSANDS                                 12/28/96      9/27/97     1/3/98
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
ASSETS
Current assets:
     Cash                                                   $     469         659         75
     Trade accounts receivable, net                            66,730      83,865     83,297
     Inventories, net                                          85,920      94,819     93,189
     Prepaid expenses and other current assets                  5,768       6,923      8,016
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          Total current assets                                158,887     186,266    184,577
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Property, plant and equipment, net                             74,729      66,708     67,530
Intangible and other assets, net                               81,415      77,796     77,083
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                                                            $ 315,031     330,770    329,190
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Current installments of long-term debt                 $   5,093       4,965      6,807
     Trade accounts payable                                    24,358      27,080     29,488
     Accrued expenses and other current liabilities            30,696      36,203     31,952
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     Total current liabilities                                 60,147      68,248     68,247
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Long-term debt, excluding current installments                125,859     123,565    118,586
Deferred and other liabilities                                  5,125      10,481     11,432
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     Total liabilities                                        191,131     202,294    198,265
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Total shareholders' equity                                    123,900     128,476    130,925
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                                                            $ 315,031     330,770    329,190
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
NOTES: Results for the quarter ended December 28, 1996 included a $547 thousand pretax restructuring credit and a $738 thousand pretax benefit resulting from the termination of the company's defined employee benefit plans. In addition, the 1996 fourth quarter and year-to-date results have been restated to reflect the change in inventory accounting from the LIFO method to the FIFO method of one of the company's business units.

Results for the year ended December 28, 1996 included the following pretax items: a $3.4 million restructuring charge; a $738 thousand benefit resulting from the termination of the company's defined employee benefit plans; a $4.2 million credit resulting from the termination of the company's retiree health care plan; a $1.7 million credit resulting from the settlement of an outstanding insurance claim; and $3.4 million in losses from operations of the company's divested businesses.